Exhibit 10.3
(1 of 5)

June 26, 2009

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México

Dear Mr. Reyes Heroles:

We hereby consent to the references to Gaffney, Cline & Associates Inc. as set forth under the heading “Exploration and Production (Reserves),” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2008. We reviewed the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2009, for eight fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located in Block Misión (Block 4) in Burgos Basin of the Northern Region, and are those referenced in our certificate letter dated January 10, 2009.

Very truly yours,

/s/  Gaffney, Cline & Associates Inc.
Gaffney, Cline & Associates Inc.

Exhibit 10.3
(2 of 5)

June 26, 2009

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México

Dear Mr. Reyes Heroles:

We hereby consent to the reference to Gaffney, Cline & Associates Inc. as an engineering firm as set forth under the heading “Exploration and Production (Reserves),” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2008. We reviewed the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2009, for 4 fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located in Block Cuervito (Block 5) in Burgos Basin of the Northern Region, and are those referenced in our certificate letter dated January 6, 2009.

Yours sincerely,

GAFFNEY, CLINE & ASSOCIATES, INC.

/s/  Rawdon J.H. Seager
Rawdon J.H. Seager

Exhibit 10.3
(3 of 5)

June 26, 2009

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México

Dear Mr. Reyes Heroles:

We hereby consent to the reference to Gaffney, Cline & Associates Inc. as an engineering firm as set forth under the heading “Exploration and Production (Reserves),” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2008. We reviewed the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2009, for 4 fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located in Block Fronterizo (Block 6) in Burgos Basin of the Northern Region, and are those referenced in our certificate letter dated January 6, 2009.

Yours sincerely,

GAFFNEY, CLINE & ASSOCIATES, INC.

/s/  Rawdon J.H. Seager
Rawdon J.H. Seager

Exhibit 10.3
(4 of 5)

June 26, 2009

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México

Dear Mr. Reyes Heroles:

We hereby consent to the reference to Gaffney, Cline & Associates Inc. as an engineering firm as set forth under the heading “Exploration and Production (Reserves),” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2008. We reviewed the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2009, for 3 fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located in Block Monclova in Sabinas Basin of the Northern Region, and are those referenced in our certificate letter dated January 13, 2009.

Yours sincerely,

GAFFNEY, CLINE & ASSOCIATES, INC.

/s/  Rawdon J.H. Seager
Rawdon J.H. Seager

Exhibit 10.3
(5 of 5)

June 26, 2009

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México

Dear Mr. Reyes Heroles:

We hereby consent to the reference to Gaffney, Cline & Associates Inc. as an engineering firm as set forth under the heading “Exploration and Production (Reserves),” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2008. We reviewed the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2009, for 7 fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located in Block Reynosa-Monterrey in Burgos Basin of the Northern Region, and are those referenced in our certificate letter dated January 8, 2009.

Yours sincerely,

GAFFNEY, CLINE & ASSOCIATES, INC.

/s/  Rawdon J.H. Seager
Rawdon J.H. Seager